SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 26, 2010

JAKKS PACIFIC, INC.
(Exact Name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
22619 Pacific Coast Highway Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
October 26, 2010

ITEMS IN FORM 8-K

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2010, we issued a press release announcing our results of operations for the quarter ended September 30, 2010.  A copy of such release is annexed hereto as an exhibit.

Item 9.01	Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description

99.1*	October 26, 2010 Press Release

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* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 26, 2010	JAKKS PACIFIC, INC.

		By:	/s/ Stephen Berman
Stephen Berman
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1*	October 26, 2010 Press Release

-----------------------------
* Filed herewith

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